SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 4, 2003

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (IRS Employer Identification No.)

3005 First Avenue Seattle, Washington (Address of Principal Executive Office)	98121 (Zip Code)

Registrant’s telephone number, including area code:                (206) 256-4545

None

(Former name or former address, if change since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Dendreon Corporation, dated August 4, 2003, titled “Dendreon Corporation Reports Second Quarter 2003 Financial Results & Highlights Recent Company Milestones.”

Item 12.    Results of Operation and Financial Condition.

On August 4, 2003, Dendreon Corporation, a Delaware corporation (“Dendreon”) issued a press release regarding Dendreon’s financial results for its second fiscal quarter ended June 30, 2003. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or report or other document filed under the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ MARTIN A. SIMONETTI
Martin A. Simonetti Chief Financial Officer, Senior Vice President, Finance and Treasurer

Date: August 8, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Dendreon Corporation, dated August 8, 2003, titled “Dendreon Corporation Reports Second Quarter 2003 Financial Results & Highlights Recent Company Milestones.”